                                              PERFORMANCE CALCULATION

                                        COLONIAL US FUND FOR GROWTH - CLASS A

                                               Year Ended: 6/30/95

                                             Inception Date: 7/1/92


                                                                       Since Inception
                          1 Year Ended 6/30/95                        7/1/92 to 6/30/95

                    Standard         Non-Standard               Standard         Non-Standard
                    ----------       ------------               ----------       ------------
Initial Inv.       $1,000.00        $1,000.00                  $1,000.00        $1,000.00
Max. Load               5.75%                                       5.75%

Amt. Invested        $942.50        $1,000.00                    $942.50        $1,000.00
Initial NAV           $11.46           $11.46                     $10.00           $10.00
Initial Shares        82.243           87.260                     94.250          100.000

Shares From Dist.      6.495            6.890                     11.309           11.997
End of Period NAV     $13.26           $13.26                     $13.26           $13.26

Total Return           17.67%           24.84%                     39.97%           48.51%

Average Annual
 Total Return          17.67%           24.84%                     11.86%           14.09%


                                      PERFORMANCE CALCULATION

                               COLONIAL US FUND FOR GROWTH - CLASS B

                                        Year Ended: 6/30/95

                                      Inception Date: 7/1/92

                                                           Since Inception
                        1 Year Ended 6/30/95             7/1/92 to 6/30/95

                    Standard      Non-Standard       Standard     Non-Standard
                  ------------   --------------   -------------   -------------

Initial Inv.      $1,000.00      $1,000.00          $1,000.00       $1,000.00

Amt. Invested     $1,000.00      $1,000.00          $1,000.00       $1,000.00
Initial NAV          $11.40         $11.40             $10.00          $10.00
Initial Shares       87.719         87.719            100.000         100.000

Shares From Dist.     6.319          6.319             10.024          10.024
End of Period NAV    $13.18         $13.18             $13.18          $13.18

CDSC                   5.00%                             3.00%
Total Return          18.94%         23.94%             42.01%          45.01%

Average Annual
Total Return         18.94%         23.94%              12.40%          13.19%



                                          PERFORMANCE CALCULATION

                                   COLONIAL US FUND FOR GROWTH - CLASS D

                                            Year Ended: 6/30/95

                                          Inception Date: 7/1/94

                                                                       Since Inception
                       1 Year Ended 6/30/95                       7/1/94 to 6/30/95

                   Standard        Non-Standard               Standard         Non-Standard
                  ----------      ------------               -----------      ------------
Initial Inv.      $1,000.00       $1,000.00                   $1,000.00       $1,000.00
Max. Load              1.00%                                       1.00%

Amt. Invested       $990.00       $1,000.00                     $990.00       $1,000.00
Initial NAV          $11.46          $11.46                      $11.46          $11.46
Initial Shares       86.387          87.260                      86.387          87.260

Shares From Dist.     6.339           6.405                       6.339           6.405
End of Period NAV    $13.24          $13.24                      $13.24          $13.24

CDSC                   1.00%                                       1.00%
Total Return          21.77%          24.01%                      21.77%          24.01%

Average Annual
 Total Return         21.77%          24.01%                      21.77%          24.01%